Acquisition	6 Months Ended
Apr. 30, 2022
Text Block [Abstract]
Acquisition
20.	Acquisitions
Acquisition impacting the current period
Scotiabank Chile
During the quarter, the Bank completed the acquisition of an additional
 16.8
% stake in Scotiabank Chile for $
1.2

billion from the non-controlling interest shareholder, increasing its ownership to

99.8
%.
The purchase consideration was comprised of cash of $650 million and the issuance of 7 million common shares valued at $569 million. The increase in ownership was effective February 27, 2022. This transaction was accounted for as a capital transaction through shareholders’ equity and did not result in a change to the carrying value of the assets and liabilities of the subsidiary, or the Bank’s associated goodwill.
The transaction negatively impacted the Bank’s Common Equity Tier 1 (CET1) ratio by 11 basis points. Scotiabank Chile forms part of the International Banking business segment.